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                                                                   EXHIBIT 10.11

                               SECOND AMENDMENT
                                    TO THE
                              TRUST AGREEMENT FOR
           NEWPORT NEWS SHIPBUILDING INC. BENEFITS PROTECTION PLANS



     WHEREAS, under Section 14 of the Trust Agreement for Newport News Shipbuilding Inc. Benefits Protection Plans (the "Trust Agreement"), Newport News Shipbuilding Inc. (the "Company") has reserved the right to amend or terminate the Trust prior to a Change in Control; and

     WHEREAS, a Change in Control has not yet occurred.

     The parties do hereby amend the Trust Agreement, effective immediately prior to the Consummation of the Offer (as defined in the Agreement and Plan of Merger among General Dynamics Corporation, Grail Acquisition Corporation and the Company, dated as of April 24, 2001), as follows:


     FIRST:  Section 1(g) is amended in its entirety to read as follows:
     -----

     "Upon a Change in Control, the Company shall as soon as possible but in no event later than thirty (30) days following the occurrence of Change in Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to fund the Trust in an amount equal to no less than 100% of the amount necessary to pay each Participant or Beneficiary the benefits to which Participants or their Beneficiaries are entitled pursuant to the terms of the Arrangements as of the date on which the Change in Control occurred (assuming for such purpose, with respect to benefits that are not payable unless a Participant's employment is terminated, that each Participant's employment were terminated immediately following such Change in Control under circumstances that would entitle the Participant to severance or other applicable benefits under the Arrangements), and to fund an expense reserve for the Trustee in the amount of $125,000.00. The Company may designate that the aggregate contribution be treated as separate contributions to one or more Sub-Accounts that may be established in respect of each Arrangement listed on Attachment A, and the Trustee shall treat each such separately designated contribution as a Sub-Account hereunder, for purposes of determining whether any such contributions may be returned to the Company in accordance with the provisions of Section 5."

     SECOND:  Section 5 is amended by adding the following at the end thereof:
     ------
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     "; provided, however, that to the extent that all or any portion of an
        --------  -------
     aggregate contribution to the Trust is required to be treated by the Trustee under Section 1(g) as held under a Sub-Account hereunder, the Company may direct the Trustee to return to the Company or divert to others any of the Trust assets solely in respect of such Sub-Account after all payments of benefits have been made to Participants and their Beneficiaries pursuant to the terms of the specific Arrangement to which such Sub-Account applies, without regard to whether all payments of benefits under all the Arrangements listed on Attachment A have been made to Participants and their Beneficiaries in the aggregate pursuant to the terms thereof."

     THIRD:  Section 15(b) is amended by adding a new clause (vi) thereof to
     -----
     read as follows:

     "(vi) the Consummation of the Offer (as defined in the Agreement and Plan of Merger among General Dynamics Corporation, Grail Acquisition Corporation and the Company, dated as of April 24, 2001)."


     Full Force and Effect.  Except as expressly amended hereby, the Trust
     ---------------------
Agreement shall continue in full force and effect in accordance with the terms thereof on the date hereof.

     Governing Law.  This Amendment shall be governed by and construed in
     -------------
accordance with the laws of the Commonwealth of Virginia applicable to agreements made and entirely to be performed within such jurisdiction.
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                                                                               3

     IN WITNESS WHEREOF, this Amendment has been executed on behalf of Newport News Shipbuilding Inc. and Wachovia Bank, N.A. by their appropriate officers as of the dates indicated below.



                                   NEWPORT NEWS SHIPBUILDING INC.



Date:____________                  By:_______________________
                                       Vice President, General Counsel &
                                         Secretary


ATTEST:


By:_________________________
Title:


                                   WACHOVIA BANK, N.A., solely in its capacity as Trustee under the Agreement referenced herein



Date:____________                  By: _______________________
                                   Title:



ATTEST:


By:_________________________
Title: